                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 1997

                         ALABAMA NATIONAL BANCORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     0-25160                63-1114426
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                             1927 First Avenue North
                            Birmingham, Alabama 35203
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (205) 583-3600

                                 Not Applicable
          (Former name of former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 30, 1997, the Registrant completed the merger (the "Merger") of First American Bancorp ("FAB") with and into the Registrant. For additional information regarding the Merger, see the Registrant's (i) Current Report on Form 8-K dated June 24, 1997, (ii) Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and (iii) Registration Statement on Form S-4 (Reg. No. 333-36565), each of which is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1 Agreement and Plan of Merger dated as of July 24, 1997, between the Registrant and FAB (incorporated by reference to Registrant's Registration Statement on Form S-4, No. 333-36565).

Exhibit 99.1 Consolidated Statements of Financial Condition of FAB as of December 31, 1996 and 1995, and FAB's Consolidated Statements of Income, Consolidated Statement of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995, and 1994 (incorporated by reference to FAB's Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File No. 0-17703)).

Exhibit 99.2 Pro Forma Combined Condensed Consolidated Statement of Condition as of December 31, 1996 (unaudited) and Pro Forma Combined Condensed Consolidated Statements of Income for each of the five years ended December 31, 1996 (unaudited), and the notes thereto (incorporated by reference to Registrant's Registration Statement on Form S-4, No. 333-36565).

Exhibit 99.3 Unaudited Pro Forma Combined Condensed Statement of Financial Condition as of June 30, 1997, and Unaudited Combined Condensed Consolidated Statement of Income for the Six Months ended June 30, 1997 and 1996 (incorporated by reference to Registrants' Registration Statement on Form S-4,
                  No. 333-36565).

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated:  December 11, 1997



                                    ALABAMA NATIONAL BANCORPORATION


                                    By: /s/ Victor E. Nichol, Jr.
                                        ---------------------------------------
                                         Victor E. Nichol, Jr.
                                         President and Chief Operating Officer